SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                      CWA

                                  (Depositor)

(Issuer in respect of CHL Mortgage Pass-Through Certificates, Series 2004-10CB)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWA
                     CHL Mortgage Pass-Through Certificates
                                Series 2004-10CB

On September 25, 2004, The Bank of New York, as Trustee for CWA, CHL Mortgage Pass-Through Certificates Series 2004-10CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of May 1, 2004, among CWA as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWA, CHL Mortgage Pass-Through Certificates Series 2004-10CB relating to the distribution date of September 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of May 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                      CWA


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
            CHL Mortgage Pass-Through Certificates, Series 2004-10CB
                        Alternative Loan Trust 2004-10CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         297,163,886.39    4.450077%     5,428,522.96  1,102,001.71    6,530,524.67       0.00       0.00
Residual                AR                  0.00    4.450077%             0.00          0.34            0.34       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           5,497,853.56    4.450077%            56.60     20,388.22       20,444.83       0.00       0.00
                        B1          3,880,896.63    4.450077%            39.96     14,391.91       14,431.86       0.00       0.00
                        B2          2,748,926.78    4.450077%            28.30     10,194.11       10,222.41       0.00       0.00
                        B3          1,131,969.85    4.450077%            11.65      4,197.79        4,209.45       0.00       0.00
                        B4            969,974.16    4.450077%             9.99      3,597.05        3,607.04       0.00       0.00
                        B5          1,942,830.99    4.450077%            20.00      7,204.79        7,224.79      -0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        313,336,338.36     -            5,428,689.46  1,161,975.93    6,590,665.39     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         291,735,363.43              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           5,497,796.96              0.00
                                B1          3,880,856.67              0.00
                                B2          2,748,898.48              0.00
                                B3          1,131,958.19              0.00
                                B4            969,964.18              0.00
                                B5          1,942,810.99              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        307,907,648.90     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
            CHL Mortgage Pass-Through Certificates, Series 2004-10CB
                        Alternative Loan Trust 2004-10CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     297,163,886.39     4.450077% 12667FJC0    17.666200      3.586276    949.402874
Residual                   AR              0.00     4.450077% 12667FJD8     0.000000      3.358135      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       5,497,853.56     4.450077% 12667FJE6     0.010295      3.708298    999.963070
                           B1      3,880,896.63     4.450077% 12667FJF3     0.010295      3.708298    999.963070
                           B2      2,748,926.78     4.450077% 12667FJG1     0.010295      3.708298    999.963070
                           B3      1,131,969.85     4.450077% 12667FJH9     0.010295      3.708298    999.963070
                           B4        969,974.16     4.450077% 12667FJJ5     0.010295      3.708298    999.963070
                           B5      1,942,830.99     4.450077% 12667FJK2     0.010295      3.708298    999.963070
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     313,336,338.36       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
            CHL Mortgage Pass-Through Certificates, Series 2004-10CB
                        Alternative Loan Trust 2004-10CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       307,907,648.90   307,907,648.90
Loan count                   1481             1481
Avg loan rate           4.851760%             4.85
Prepay amount        5,425,463.49     5,425,463.49

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        95,453.76        95,453.76
Sub servicer fees        4,617.31         4,617.31
Trustee fees             2,350.02         2,350.02


Agg advances                  N/A              N/A
Adv this period          8,149.40         8,149.40

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                3,234,560.00     3,234,560.00
Special Hazard       3,133,363.38     3,133,363.38


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.838679%           100.000000%            297,163,886.39
   -----------------------------------------------------------------------------
   Junior            5.161321%             0.000000%             16,172,285.47
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           7                 1,556,461.43
60 to 89 days                           1                   208,000.00
90 or more                              1                   174,400.00
Foreclosure                             0                         0.00

Totals:                                 9                 1,938,861.43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,590,665.39          6,590,665.39
Principal remittance amount            5,428,689.46          5,428,689.46
Interest remittance amount             1,161,975.93          1,161,975.93